                                                               Exhibit 1.A.(10)

           STATE FARM LIFE INSURANCE COMPANY, Bloomington, Illinois
                 VARIABLE UNIVERSAL LIFE INSURANCE APPLICATION            PAGE 1
================================================================================
1  If the application is for a change in a State Farm policy, give the number:

================================================================================
2  PROPOSED INSURED 1  (Print name in full)
--------------------------------------------------------------------------------
     Mr. [_]      LAST NAME               FIRST NAME         MIDDLE INITIAL
  a  Ms. [_]
  ------------------------------------------------------------------------------
     MAILING ADDRESS
  ------------------------------------------------------------------------------
     CITY                               STATE                 ZIP CODE
  ------------------------------------------------------------------------------
  IN   YES NO  SOCIAL SECURITY OR TAX ID NUMBER   DRIVERS LICENSE NUMBER  STATE
  CITY [_] [_]
  ------------------------------------------------------------------------------
     SEX         BIRTH DATE MO-DAY-YR     AGE            MARITAL STATUS
  c
  ------------------------------------------------------------------------------
     HEIGHT  WEIGHT          STATE OF BIRTH    UNITED STATES OR     YES  NO
                                               CANADIAN CITIZEN?    [_]  [_]
  ------------------------------------------------------------------------------
  d  OCCUPATION                   (GIVE EXACT DUTIES)
  ------------------------------------------------------------------------------
     EMPLOYERS NAME AND ADDRESS
================================================================================
3  PROPOSED INSURED 2    (Print name in full)
--------------------------------------------------------------------------------
     Mr. [_]      LAST NAME               FIRST NAME         MIDDLE INITIAL
  a  Ms. [_]
  ------------------------------------------------------------------------------
  SOCIAL SECURITY OR TAX ID NUMBER        DRIVERS LICENSE NUMBER         STATE

  ------------------------------------------------------------------------------
     SEX         BIRTH DATE MO-DAY-YR     AGE            MARITAL STATUS
  b
  ------------------------------------------------------------------------------
     HEIGHT  WEIGHT          STATE OF BIRTH    UNITED STATES OR     YES  NO
                                               CANADIAN CITIZEN?    [_]  [_]
  ------------------------------------------------------------------------------
  c  OCCUPATION                   (GIVE EXACT DUTIES)
  ------------------------------------------------------------------------------
     EMPLOYERS NAME AND ADDRESS
================================================================================
4  APPLICANT/OWNER   (If not Proposed Insured 1, print name in full)
--------------------------------------------------------------------------------
  a  LAST NAME                          FIRST NAME           MIDDLE INITIAL
  ------------------------------------------------------------------------------
     SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER
  ------------------------------------------------------------------------------
  b  MAILING ADDRESS           CITY           STATE    ZIP CODE   IN  YES  NO
                                                                 CITY [_]  [_]
  ------------------------------------------------------------------------------
     Successor Owner (Required unless Applicant/Owner is a TRUST or Corporation)
  ------------------------------------------------------------------------------
  c  LAST NAME                          FIRST NAME           MIDDLE INITIAL
  ------------------------------------------------------------------------------
     Complete: if Proposed        a Is Proposed Insured 1 to be  Yes   No
     Insured is under age 16        Owner at and after age 21 ?  [_]   [_]
     ---------------------------------------------------------------------------
             b Give amount of insurance in force on: (If none, so indicate)
               Father $                    Mother $
================================================================================
5  Variable Universal life
--------------------------------------------------------------------------------
  a  Initial Basic Amount: $
  ------------------------------------------------------------------------------
  b  Death Benefit:      [_] Option 1-        [_] Option 2 - Basic Amount
     (COMPLETE FOR NEW       Basic Amount         plus Account Value
      POLICY ONLY)   If option not chosen, policy provisions determined option.
  ------------------------------------------------------------------------------
  c  Riders/Benefits applied for:     Waiver of Monthly            Yes   No
     (Check Ratebook For              Deduction(For Disability)    [_]   [_]
     availability of riders.)
  ------------------------------------------------------------------------------
  [_]   AD       AMOUNT    [_]   GIO         AMOUNT     1-COMPLETE 8 & 9
  ------------------------------------------------------------------------------
  [_]  CTR/1/    UNITS     [_]  A1 2 TERM    AMOUNT     2-COMPLETE QUESTIONS
                                                          FOR PROPOSED INSURED ?
  ------------------------------------------------------------------------------
  d  Dividend Option:    [_]  Addition to Account Value    [_]  Cash Payment
     If option not chosen, policy provisions determined option.
  ------------------------------------------------------------------------------
  e  Planned Premium:           Agents   Employees
                      Existing  Payroll   Payroll   Salary
          Annual SFPP Life PAC Deduction Deduction Allotment
    Mode:  [_]    [_]    [_]      [_]       [_]       [_]
    (Check one)
                                                        ------------------------
                                                        Existing Special Monthly
                                                        Account Number:
                                                        ------------------------
                                           --------------------
    Amount to be billed each payment date $
                                           --------------------
  ------------------------------------------------------------------------------
  f  Increase in Basic Amount:
     (DO NOT COMPLETE FOR NEW POLICY)  $
  ------------------------------------------------------------------------------
  g  Initial Account and Payment Allocation: COMPLETE FOR NEW POLICY ONLY
     (During the free look period, all net premiums                 %
     will be allocated to the Fixed Account.)              (Must Be Whole %
                                                            with 1% Minimum)
     [_] Large Cap Equity Index Subaccount
     [_] Small Cap Equity Index Subaccount                  ---------------
     [_] International Equity Index Subaccount              ---------------
     [_] Stock and Bond Index Subaccount                    ---------------
     [_] Bond Subaccount                                    ---------------
     [_] Money Market Subaccount                            ---------------
     [_] Fixed Account                                      ---------------
                                                            ---------------
                                             TOTAL = 100%
  ------------------------------------------------------------------------------
  h  Check the appropriate box if you wish to have:
     Only one may be in effect at one time.
     [_]  Dollar Cost Averaging   -OR-   [_]  Portfolio Rebalancing
     Complete separate form if either checked.
  ------------------------------------------------------------------------------
  i  Premium submitted with application $
================================================================================
6  Beneficiary Designation - Proposed Insured 1
--------------------------------------------------------------------------------
  Completion of this section will replace all previous rider and policy designations for this policy. If a Change of Plan, this will replace previous designations.
  ------------------------------------------------------------------------------
         PRIMARY BENEFICIARY - FULL NAME         AGE          RELATIONSHIP

    [_]  Interest Option or    [_]  One Sum or    [_]  Other-Explain*
  ------------------------------------------------------------------------------
         SUCCESSOR BENEFICIARY - FULL NAME       AGE          RELATIONSHIP

    [_]  Interest Option or    [_]  One Sum or    [_]  Other-Explain*
  ------------------------------------------------------------------------------
         FULL BENEFICIARY - FULL NAME            AGE          RELATIONSHIP

         One Sum Settlement Only
  ------------------------------------------------------------------------------
   * If additional space is needed, use the explanation section on Page 2.
  If a beneficiary survives the Insured, any payment to successor will be one sum, unless changed.
================================================================================
7  Beneficiary Designation - Proposed Insured 2
--------------------------------------------------------------------------------
  (Complete for Additional Insured's rider only if Beneficiary provision in the rider is NOT desired.) If a Change of Plan this will replace previous designations. If this section is completed, the Payment of Benefit Provisions of the policy will control rather than the Beneficiary provision of such rider. "Additional Insured" would be used in place of "Insured."
  ------------------------------------------------------------------------------
         PRIMARY BENEFICIARY - FULL NAME         AGE          RELATIONSHIP

    [_]  Interest Option or    [_]  One Sum or    [_]  Other-Explain*
  ------------------------------------------------------------------------------
         SUCCESSOR BENEFICIARY - FULL NAME       AGE          RELATIONSHIP

    [_]  Interest Option or    [_]  One Sum or    [_]  Other-Explain*
  ------------------------------------------------------------------------------
         FULL BENEFICIARY - FULL NAME            AGE          RELATIONSHIP

         One Sum Settlement Only
  ------------------------------------------------------------------------------
   * If additional space is needed, use the explanation section on Page 2.
  If a beneficiary survives the Additional Insured, any payment to successor will be one sum, unless changed.
================================================================================

                VARIABLE UNIVERSAL LIFE INSURANCE APPLICATION             PAGE 2
--------------------------------------------------------------------------------
    CHILDREN'S TERM RIDER                   JUVENILE APPLICATIONS (AGES 0-15)
      Complete 8 & 9                OR                Complete 9 & 10
--------------------------------------------------------------------------------
8 List children under age 18; (only if CTR applied for) (If None, so state)
  ------------------------------------------------------------------------------
LAST NAME, FIRST NAME, MI      RELATIONSHIP TO    BIRTH DATE      AMOUNT NOW
(LAST NAME DIFFERENT EXPLAIN) PROPOSED INSURED 1 ------------     INSURED FOR
                                                 MO  DAY  YR.
                                                 ------------
                                                                  $

--------------------------------------------------------------------------------
ALL Applications Complete 10
--------------------------------------------------------------------------------
                                                               Proposed Insured
                                                                   1        2
                                                                YES NO   YES NO
10a Do you have personal and business life insurance
    of more than $200,000? (If yes, give amounts and details)   [_] [_]  [_] [_]

  b Do you have any accidental death insurance
    excluding group? (If yes, and AD applied for,               [_] [_]  [_] [_]
    give amount               )
                --------------

  c Will this policy replace or change insurance or
    annuities you now have? (If yes, explain)                   [_] [_]  [_] [_]

  d Are you now applying for life or health insurance with any other company? (If yes, state companies and amount)[_] [_] [_] [_]

  e Do you plan to leave or travel from the United
    States or Canada in the next 6 months? (If yes, explain)    [_] [_]  [_] [_]
----------------------------------------------------------------

Applications (Ages 16 & Up):
If NO Medical Exam required
   complete 10-16
If Medical Exam required
   completed 11, 12, 14a, & 14e.
----------------------------------------------------------------

11  Have you used tobacco in any form in the
    last 12 months?                                             [_] [_]  [_] [_]
----------------------------------------------------------------

12  Have you, in the last 3 years: (If yes, explain)
  a flown as a pilot, crew member, or a student pilot in
    aircraft such as an airplane, helicopter, glider, or
    ultralight? Or, is any such activity planned in the
    next 6 months?                                              [_] [_]  [_] [_]

  b engaged in avocations such as mountain or rock
    climbing, auto, motorcycle, or powerboat racing,
    scuba or sky diving, hang gliding, or ballooning?
    Or, is any such activity planned in the next 6
    months?                                                     [_] [_]  [_] [_]

  c had your driver's license suspended or revoked,
    had any moving violations, had 2 or more
    accidents, or been charged with driving under the
    influence of alcohol or drugs?                              [_] [_]  [_] [_]
--------------------------------------------------------------------------------

9 Has juvenile or have any children named in question 8:
  (If yes, explain)
                                                                   YES    NO
a had a birth defect, mental disorder, or impairment of sight,
  hearing, or speech?                                              [_]    [_]

b had asthma, seizure, diabetes, or kidney disease?                [_]    [_]

c had heart murmur, anemia, leukemia, or cancer?                   [_]    [_]

d in the last 3 years, for any reason not previously explained,
  been a patient in a hospital, clinic, or emergency room?         [_]    [_]

e in the last 10 years, had or been treated for Acquired
  Immune Deficiency Syndrome (AIDS)?                               [_]    [_]
--------------------------------------------------------------------------------

                                                               Proposed Insured
                                                                   1        2
13 Have you ever: (If yes, explain)                             YES NO   YES NO

 a applied for or received disability benefits?                 [_] [_]  [_] [_]

 b had an impairment or loss of sight or hearing, or an
   impairment of neck, back, or limb?                           [_] [_]  [_] [_]
----------------------------------------------------------------

14 Have you, in the last 10 years, had or been treated for: (If yes, circle and explain)

*a high blood pressure, stroke, heart murmur, chest
   pain, heart attack, tumor, cancer, or lymph gland
   disorder?                                                    [_] [_]  [_] [_]

 b mental, nervous, or convulsive disorder; or epilepsy?        [_] [_]  [_] [_]

 c pneumonia, emphysema, asthma; ulcer, colitis,
   liver, or intestinal disorder; anemia or blood disorder?     [_] [_]  [_] [_]

 d diabetes, arthritis, sexually transmitted disease, or
   kidney disease?                                              [_] [_]  [_] [_]

*e Acquired Immune Deficiency Syndrome (AIDS)?                  [_] [_]  [_] [_]

 f chronic diarrhea, unexplained weight loss, recurrent
   fever, fatigue, or night sweats?                             [_] [_]  [_] [_]
----------------------------------------------------------------
15 Have you, in the last 5 years: (If yes, explain)

 a used cocaine, marijuana, hallucinogenic drugs, or
   narcotics not prescribed by a physician?                     [_] [_]  [_] [_]

 b been treated or counseled, or advised to seek
   treatment or counsel, for alcohol or drug use?               [_] [_]  [_] [_]
----------------------------------------------------------------
16 Have you, in the last 5 years, for any reason not previously explained: (If yes, explain)

 a had treatment or a test in any medical facility such
   as a lab, clinic, emergency room, or hospital?               [_] [_]  [_] [_]

 b had treatment or advice from any physician or
   psychologist?                                                [_] [_]  [_] [_]

 c taken prescribed medication? (If yes, list & explain)        [_] [_]  [_] [_]

 d had surgery or been told surgery was necessary?              [_] [_]  [_] [_]
--------------------------------------------------------------------------------

 * AGENT - If yes, it may be advisable not to collect money or give a Binding Receipt - Consult Agents Service for specific instructions.

VARIABLE UNIVERSAL LIFE INSURANCE APPLICATION                             PAGE 3
--------------------------------------------------------------------------------
17  SUITABILITY INFORMATION
    Complete for new policy, an increase in Basic Amount, or addition of an Additional Insured's level term rider.
--------------------------------------------------------------------------------

Applicants are urged to supply information in order that the agent may make an informed judgment as to the suitability of a particular purchase of a Variable Universal Life Policy. If the Applicant chooses not to, the agent must complete the following items to the best of his/her knowledge.
                                                       YES   NO
Did the applicant provide the suitability information? [_]  [_] (If no, explain)

------------------------------------------------------------------------------------------------------------------------------------
a. Annual Income from Occupation $                   f. Tax Bracket:         g. Score from Risk Profiler:
------------------------------------------------------------------------------------------------------------------------------------
b. Annual Income from other sources $                                    [_] Death Benefit
   Indicate other sources:                           h. Purpose for      [_] Personal Retirement Planning
                                                        Purchasing                  Years to Retirement: ________________
                                                        this Policy:
----------------------------------------------------                     [_] Other (specify) ____________________________
c. Projected Income for next 12 months $             -------------------------------------------------------------------------------
---------------------------------------------------- i. Which best approximates your experience with the following
d. Estimated Net Worth (excluding home)  $ ________     types of investments:
   Liquid Assets included in Net Worth   $ ________                                   NONE       UP TO 5 YRS      5 YRS OR MORE
----------------------------------------------------
e. No. and Age of Dependent Children:                   Mutual Funds                  [_]           [_]               [_]
   (If none, so state)                                  Individual Common Stocks      [_]           [_]               [_]
                                                        Annuities                     [_]           [_]               [_]
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
18  TELEPHONE AUTHORIZATION
--------------------------------------------------------------------------------

The owner may make certain requests under the Policy by telephone if we have a written telephone authorization on file. These include requests for transfers, withdrawals, changes in premium allocation instructions, dollar-cost averaging changes, and changes in portfolio rebalancing program. Our Home Office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some other form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If reasonable procedures are not employed, we may be liable for any losses due to unauthorized or fraudulent instructions. If reasonable procedures are employed, we will not be liable for any losses due to unauthorized or fraudulent instructions.

This authorization will continue in force until the earlier of a) the date we receive a revocation request from the Owner, b) the date we restrict or discontinue all Telephone Authorizations, or c) the date we receive an ownership change.

                                               YES     NO
Do you elect to have telephone authorization?  [_]    [_]

------------------------------------------------------------------------------------------------------------------------------------
                                If space is insufficient, use additional sheets, which will be part of this application. Sheets must
19  EXPLANATIONS                be signed & dated by Proposed Insured(s), and/or Applicant, and witnessed by Agent.
------------------------------------------------------------------------------------------------------------------------------------
 QUESTION     NAME OF PERSON        NATURE AND SEVERITY OF CONDITION             DATES                    NAMES & ADDRESSES OF
  NUMBER                        FREQUENCY OF ATTACKS - TREATMENT RECEIVED   ONSET    RECOVERY       MEDICAL ATTENDANTS AND HOSPITALS
------------------------------------------------------------------------------------------------------------------------------------
                                                                           MO. YR.   MO.   YR.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
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------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

VARIABLE UNIVERSAL LIFE INSURANCE APPLICATION                             PAGE 4
--------------------------------------------------------------------------------
 20  AGREEMENTS AND ACKNOWLEDGMENTS
--------------------------------------------------------------------------------
                                                                         YES  NO
a. Do you believe that this policy will meet your needs and financial [_] [_] objectives?

b. Do you understand that the amount and duration of the death benefit may vary, depending on the investment performance of the
   variable accounts in the separate account?                            [_] [_]

c. Do you understand that the policy values may increase or
   decrease, depending on the investment experience of the
   separate account?                                                     [_] [_]

d. Did you receive the separate account prospectus and the
   fund prospectus for the policy applied for? If yes, give
   date shown on the prospectus:   ________________________________      [_] [_]

e. Are you associated with an NASD member broker dealer?                 [_] [_]

   Coverage will be effective as of the policy date if the following conditions are met: the first premium is paid when the policy is delivered; the Proposed Insureds are living on the delivery date; and, on that delivery date, the information given to State Farm Life is true and complete without material changes.

   For changes in Basic Amount, the change will be effective on the deduction date on or next following acceptance of the change by State Farm Life if on such deduction date the following conditions are met; there is enough cash surrender value to make the required deduction; the Proposed Insureds are all living; and the information given to State Farm Life is true and complete without material changes.

   However, if a binding receipt has been given and is in effect, its terms apply.

   All Proposed Insureds and the Applicant state that the information in this application and any medical history is true and complete. It is agreed that State Farm Life can investigate the truth and completeness of such information while the policy is contestable.

   By accepting the policy, the Owner agrees to the beneficiaries named, method of payment, and corrections made. No change in plan, amount, benefits, or age at issue may be made on the application unless the Owner agrees in writing. Only an authorized company officer may change the policy provisions. Neither the agent nor a medical examiner may pass on insurability.

--------------------------------------------------------------------------------
   Social Security or Tax Identification Number (TIN) Certification - By
signing this application, I certify under penalties of perjury that (1) the TIN shown above is correct, and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (If you are subject to backup withholding, cross out item 2.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------

Any policy issued on this application will be owned by Proposed Insured 1 or the Applicant, if other than Proposed Insured 1.

DATED ON________Month_______Day________YEAR______

Signature of Proposed Insured 1  X
                                ---
                                NOT REQUIRED IF PROPOSED INSURED IS UNDER AGE 16

AT_________CITY________________STATE_____________

Signature of Proposed Insured 2  X
                                ------------------------------------------
Signature of Agent as
Witness to all Signatures X
                          ------------------------------------------------
Signature of Applicant X
                       ---------------------------------------------------
Not required unless applicant is other than Proposed Insured 1. If a firm or corporation is to be the owner, give its name and signature of authorized officer.

--------------------------------------------------------------------------------
[LOGO OF STATE FARM LIFE INSURANCE COMPANY APPEARS HERE]

                                ACKNOWLEDGMENT

     I have received the Notices and the Acknowledgment and Authorization.

                                 AUTHORIZATION

I authorize any source having information about me or my children to give to State Farm Life, its reinsurers, or its representatives all such information as to health history, diagnosis, treatment, or prognosis with respect to any physical or mental condition, and as to other non-medical information. "Source" includes any doctor, hospital, clinic, U.S. Veterans Administration Hospital, mental health facility, or any other medically related facility, MIB, Inc., insurance company, or consumer reporting agency. Any information obtained will be used to determine eligibility for insurance. This information may be released to another insurance company or MIB, Inc.; however, no MIB, Inc. information will be released to a consumer reporting agency. This authorization is valid for 2 years. A photocopy is as valid as the original.

I elect to be interviewed if an investigative consumer report is prepared and indicate this preference by a "checkmark" in the following box. [_]

DATE SIGNED
            -----------------------------------

SIGNATURE OF
PROPOSED INSURED 1 X
                   ----------------------------------------------------------
                   (PARENTS OR GUARDIAN SIGNATURE IF JUVENILE APPLICATION)

SIGNATURE OF
PROPOSED INSURED 2 X
                   ----------------------------------------------------------

Maiden or Former Name
                      ---------------------------------------------

Maiden or Former Name
                      ---------------------------------------------

                               AGENT'S STATEMENT
--------------------------------------------------------------------------------
                                                               YES   NO
1  Do you know the Proposed Insureds?                          [_]   [_]

--------------------------------------------------------------------------------
2 Who is to pay premiums? (Full name and relationship if other than Proposed Insureds)





--------------------------------------------------------------------------------
                                                               YES   NO
3  Was a Binding Receipt issued?                               [_]   [_]

--------------------------------------------------------------------------------
4  Indicate other State Farm insurance in family.

     [_] Auto   [_] Life  [_] Fire  [_] Health
--------------------------------------------------------------------------------
5  Is this policy a replacement or change of existing          YES   NO
   insurance or annuities? (If yes, explain)                   [_]   [_]








--------------------------------------------------------------------------------
6  Is State Farm Health                                        YES   NO
   Insurance being applied for?                                [_]   [_]

--------------------------------------------------------------------------------
7  Did you give Proposed Insureds the Notices                  YES   NO
   and the Acknowledgement and Authorization?                  [_]   [_]

--------------------------------------------------------------------------------
8  Personal History Interview Telephone Information
   DAYTIME
   PHONE NO. (   )       -
              -------------------------------
--------------------------------------------------------------------------------
9  If applicable, has an oral specimen                         YES   NO
   test been completed or an exam been                         [_]   [_]
   scheduled? (show date and physician or
   paramedical facility)
--------------------------------------------------------------------------------
Agent's Code Stamp





--------------------------------------------------------------------------------

[LOGO OF STATE FARM LIFE        BINDING RECEIPT
INSURANCE COMPANY APPEARS
HERE]


 State Farm Life has received $___________. This money is part of the application for life insurance on ___________________________ (Proposed Insured
1) and any others named in the application. Any check received must be honored for payment when presented. Otherwise this Receipt is void.

 As of the application date, life insurance and any additional benefits will be payable according to the terms of the application and the policy applied for, subject to the terms of this Receipt. No benefits are provided by this Receipt unless Death or Total Disability results from an accident that occurs or an illness that first manifests itself after the application date. THE TOTAL INSURANCE BENEFIT FOR A PROPOSED INSURED UNDER THIS OR ANY OTHER RECEIPTS AND APPLICATIONS WILL NOT EXCEED $300,000. IF THAT PROPOSED INSURED IS UNDER THE AGE OF 15 DAYS AT DEATH, THE TOTAL INSURANCE BENEFIT WILL NOT EXCEED $3,000.

 Coverage under this Receipt will end when the first of the following occurs:
(a) The application is approved; (b) Notice of disapproval of the application is given; (c) 60 days have expired starting with the application date.

 State Farm Life reserves the right to disapprove the application by (a) offering to issue a policy other than as applied for, or (b) declining to issue a policy. If the application is disapproved, the notice of disapproval will be given to Proposed Insured 1 or to the Applicant, if other than Proposed Insured
1. The notice will be given either (a) in person to, or (b) by mailing it to the last known address of Proposed Insured 1 or the Applicant. If mailed, coverage will end upon mailing of that notice.

 The money received will be refunded if (a) the policy is not accepted, or (b) State Farm Life declines to issue a policy, or (c) the 60-day period has expired.

 There is no coverage under this Receipt if the application contains any material misrepresentation.

 NO AGENT OR COMPANY REPRESENTATIVE MAY WAIVE OR CHANGE THE ANSWER TO ANY QUESTION IN THE APPLICATION OR CHANGE THE TERMS OF THIS RECEIPT.

 DATE OF APPLICATION                                    SIGNATURE OF AGENT X
                    --------------------------------                       ----------------------------------

Note: Do not use this Receipt for a change on a Variable Universal Life policy.
         ---
See reverse side.

--------------------------------------------------------------------------------

[LOGO OF STATE FARM LIFE                 Detach and leave with Proposed Insured
INSURANCE COMPANY APPEARS HERE]          when Application is written:

                                     NOTICES


                         Notice of Information Practices

The life insurance application requests personal information about the persons proposed for coverage. Occasionally, we may need to collect additional personal information from other sources. All such personal information is treated as confidential. In certain cases, however, that information might be disclosed to others without authorization. A right of access and correction exists as to the personal information we may collect. A more detailed notice, including a description of our information practices and your rights, is available upon request.


                  MIB, Inc. (Medical Information Bureau) Notice

Information regarding your insurability will be treated as confidential. State Farm Life or its reinsurers may, however, make a brief report to MIB, Inc. This is a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another MIB, Inc., member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, MIB, Inc., upon request, will supply such a company with the information it may have in its file.

Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the MIB, Inc. file, you may contact MIB, Inc. and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the MIB, Inc. information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number
(617) 426-3660.

State Farm Life or its reinsurers, may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

                                BINDING RECEIPT

(USE ONLY FOR A CHANGE. "CHANGE" INCLUDES AN INCREASE IN BASIC AMOUNT OR THE ADDITION OF AN ADDITIONAL INSURED'S LEVEL TERM RIDER, A CHILDREN'S TERM RIDER, OR AN ACCIDENTAL DEATH BENEFIT RIDER.)

    State Farm Life has received funds as part of the application for life insurance on _____________ (Proposed Insured 1) and any others named in the application. "Funds" means (a) the receipt of money or (b) collection of a deduction on the application date, as applicable. If the application date is a deduction date, the required deduction will be made as of that date. If the application date is not the deduction date, the required deduction will be prorated from the application date to the next deduction date. There must be enough cash surrender value to make the required deduction and any check received must be honored for payment when presented. Otherwise this Receipt is void.

    As of the application date, life insurance and any additional benefits will be payable according to the terms of the application and the policy applied for, subject to the terms of this Receipt. No benefits are provided by this Receipt unless Death or Total Disability results from an accident that occurs or an illness that first manifests itself after the application date. THE TOTAL INSURANCE BENEFIT FOR A PROPOSED INSURED UNDER THIS OR ANY OTHER RECEIPTS AND APPLICATIONS WILL NOT EXCEED $300,000. IF THAT PROPOSED INSURED IS UNDER THE AGE OF 15 DAYS AT DEATH, THE TOTAL INSURANCE BENEFIT WILL NOT EXCEED $3,000.

    Coverage under this Receipt will end when the first of the following occurs:
(a) The application is approved; (b) Notice of disapproval of the application is given; (c) 60 days have expired starting with the application date.

    State Farm Life reserves the right to disapprove the application by (a) offering to approve a change other than as applied for, or (b) declining to approve a change applied for. If the application is disapproved, the notice of disapproval will be given to Proposed Insured 1 or to the Applicant, if other than Proposed Insured 1. The notice will be given either (a) in person to, or
(b) by mailing it to the last known address of Proposed Insured 1 or the Applicant. If mailed, coverage will end upon mailing of that notice.

    The funds will be refunded or recredited if (a) the change offered is not accepted, or (b) State Farm Life declines to approve the change, or (c) the 60-day period has expired.

    There is no coverage under this Receipt if the application contains any material misrepresentation.

    NO AGENT OR COMPANY REPRESENTATIVE MAY WAIVE OR CHANGE THE ANSWER TO ANY QUESTION IN THE APPLICATION OR CHANGE THE TERMS OF THIS RECEIPT.

Funds Received (If applicable):  $              DATE OF APPLICATION                   SIGNATURE OF AGENT X
                                  ------------                      -----------------                    -------------------------

--------------------------------------------------------------------------------




                  Pre-Notice of Investigative Consumer Report

In accordance with the provisions of the federal Fair Credit Reporting Act, this is to inform you that as a part of our procedure for processing your application for life insurance, an investigative consumer report may be prepared whereby information is obtained through personal interviews with your neighbors, friends, or others with whom you are acquainted. This inquiry includes information as to your character, general reputation, personal characteristics, and mode of living, except as may be related directly or indirectly to your sexual orientation. You have the right to make a written request within a reasonable period of time to receive additional detailed information about the nature and scope of this investigation. You may also request to be interviewed during the preparation of such a report and if an investigative consumer report is prepared, you are entitled to request and receive a copy of the report.



                       ACKNOWLEDGMENT AND AUTHORIZATION

In connection with the application to State Farm Life for life insurance on your life, you have signed the following Acknowledgment and Authorization.

Acknowledgment. I have received the Notices and the Acknowledgment and Authorization.

Authorization. I authorize any source having information about me or my children to give to State Farm Life, its reinsurers, or its representatives all such information as to health history, diagnosis, treatment, or prognosis with respect to any physical or mental condition, and as to other non-medical information. "Source" includes any doctor, hospital, clinic, U.S. Veterans Administration Hospital, mental health facility, or any other medically related facility, MIB, Inc., insurance company, or consumer reporting agency. Any information obtained will be used to determine eligibility for insurance. This information may be released to another insurance company or MIB, Inc.; however, no MIB, Inc. information will be released to a consumer reporting agency. This authorization is valid for 2 years. A photocopy is as valid as the original.